DRESDNER RCM CAPITAL FUNDS, INC.
               SUPPLEMENT DATED JUNE 29, 1998
    TO COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           DATED MAY 1, 1998

The following information supplements and should be read in conjunction with the similar information found on the Cover Page and in the Sections entitled "Synopsis" and "Investment Objectives and Policies" at pages 1 and 7, respectively, of the Combined Prospectus and Statement of Additional Information:

                      Dresdner RCM Small Cap Fund

The Fund's investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns. "Small-sized concerns" is defined as encompassing companies whose equity securities have a total market capitalization of up to approximately $1 billion at the time of acquisition. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns.
Under normal market conditions, the Fund will not purchase the equity and equity-related securities of companies whose equity securities have a total market capitalization of greater than approximately $1.5 billion at the time of acquisition. The Fund will not be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded $1.5 billion, or be prevented from purchasing or be required to sell other portfolio securities as a result of such change. However, the Fund will sell portfolio securities of an issuer whose market capitalization, as of the end of the most recent calendar quarter, exceeded $2.0 billion. Although the market capitalization of portfolio securities at the time of purchase is used for compliance purposes, the Fund anticipates that the average market capitalization of the portfolio at market value generally will approximate the average market capitalization of the securities that comprise the Russell 2000 Index. As of the date hereof, the average market capitalization of the securities that comprise the Russell 2000 Index is $1.016 billion.